Trade receivables and other current assets	12 Months Ended
Dec. 31, 2020
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Trade receivables and other current assets
Note 10. Trade receivables and other current assets
Accounting policies for trade receivables and other current assets are described in Note 8.1.
10.1 Trade receivables

	As of December 31,	As of December 31,
	2019	2020
	$ in thousands
Trade receivables	3,513	5,787
Valuation allowance	(554)	(616)

Total net value of trade receivables	2,959	5,171

All trade receivables have payment terms of less than one year. The trade receivables are mainly due to collaboration contracts and to the commercialization of Calyxt’s first products.

10.2 Subsidies receivables

	As of December 31,	As of December 31,
	2019	2020
	$ in thousands
Research tax credit	9,140	10,703

Total subsidies receivables	9,140	10,703

Research tax credit receivables as of December 31, 2020 include the accrual for a French research tax credit related to 2020 for $9.2 million and to previous periods for $1.3 million. The remaining amount relates to refundable tax credits in the United States. During December 2018, the French Tax Authority initiated an audit related to the 2014, 2015, 2016 and 2017 French research tax credits. Based on our current evaluation of the status of the audit, we do not believe that a provision should be recorded as of December 31, 2020.
Research tax credit receivables as of December 31, 2019 mainly include the accrual for a French research tax credit related to 2019 for $7.9 million and to previous periods for $1.2 million. The remaining amount mainly relates to refundable tax credits in the United States.
10.3 Other current assets

	As of December 31,	As of December 31,
	2019	2020
	$ in thousands
VAT receivables	3,044	3,093
Prepaid expenses and other prepayments	11,829	14,113
Tax and social receivables	150	227
Deferred expenses and other current assets	594	12,210

Total other current assets	15,617	29,643

Prepaid expenses and other prepayments primarily include advances to our sub-contractors
on research and development activities. They mainly relate to advance payments to suppliers of biological raw materials and to third parties participating in product manufacturing.
During the years ended December 31, 2020 and December 31, 2019, we prepaid certain manufacturing costs related to our product candidates UCART123, UCART22 and UCARTCS1 of which the delivery of products or services is expected in the coming months.

As of December 31, 2019, deferred expenses and other current assets mainly relates to commission fees with respect to a letter of credit relating to our Raleigh facility, a Calyxt broker receivable and certain down payments to suppliers. As of December 31, 2020, deferred expenses and other current assets mainly relates to a $6.2 million receivable following Cellectis’ employees option exercise, a Calyxt broker receivable and certain down payments to suppliers for $2.7 million, as well as a right of $3.0 million to obtain equipment at our Raleigh facility which generates an equivalent financial liability.
As of December 31, 2019, tax and social receivables relate mainly to social charges on personnel expenses and tax reimbursement. As of December 31, 2020, tax and social receivables relate mainly to social charges on personnel expenses.